UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2006

CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)

Florida	1-13165	59-2417093
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144

(Address of principal executive office) (zip code)

Registrant’s Telephone Number, Including Area Code: (770) 419-3355

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 42 5)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information provided pursuant to this Item 2.02 is to be considered “filed” under the Securities and Exchange Act of 1934 (“Exchange Act”) and incorporated by reference into those filings of CryoLife, Inc. (“CryoLife”) that provide for the incorporation of all reports and documents filed by CryoLife under the Exchange Act.

On May 3, 2006, CryoLife issued a press release announcing its financial results for the quarter ended March 31, 2006. CryoLife hereby incorporates by reference herein the information set forth in the press release dated May 3, 2006, a copy of which is attached hereto as Exhibit 99.1  Except as otherwise provided in the press release, the press release speaks only as of its date and shall not create any implication that the affairs of CryoLife have continued unchanged since that date.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release.  Please refer to the last paragraph of the press release for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in CryoLife’s Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (“SEC”) and any subsequent SEC filings. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

Included in Exhibit 99.1, as attached, is the following non-GAAP financial measure:

o                                           Adjusted net loss excluding a $244,000 charge related to stock based compensation, and a $248,000 income tax charge for the adjustment of the income tax valuation related to foreign deferred tax liabilities.(1)

(1)                                  Adjusted net loss excluding a charge for stock based compensation and a charge for the adjustment of the income tax valuation related to foreign deferred tax liabilities is presented and deemed useful by management because the adjusted 2006 results are more comparable to 2005 results.  The Company’s 2005 numbers do not include comparable charges.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements. Not applicable.

(b)           Pro Forma Financial Information. Not applicable.

(c)           Shell Company Transactions. Not applicable.

(d)           Exhibits.

Exhibit Number                     Description

99.1                                         Press Release dated May 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2006	CryoLife, Inc.

	By:	/s/ D. Ashley Lee
	Name:	D. Ashley Lee
	Title:	Executive Vice president, Chief operating officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 3, 2006